Press Release

RLJ Lodging Trust Reports Second Quarter 2016 Results

- Net income increased 4.1%
- Pro forma RevPAR increased 1.9%
- Pro forma Hotel EBITDA Margin of 39.2%
- Pro forma Consolidated Hotel EBITDA increased 5.3%

Bethesda, MD, August 3, 2016 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) today reported results for the three and six months ended June 30, 2016.

Highlights

•	Net income increased 4.1% to $58.7 million

•	Pro forma RevPAR increased 1.9%, Pro forma ADR increased 1.6%, and Pro forma Occupancy increased 0.4%

•	Pro forma Hotel EBITDA Margin of 39.2%

•	Pro forma Consolidated Hotel EBITDA increased 5.3% to $123.9 million

•	Adjusted FFO increased 4.2% to $102.1 million

•	Refinanced $800.0 million of unsecured debt; extended final maturities to 2021, improved pricing, and enhanced financial covenants

•	Repurchased 0.1 million common shares for $2.0 million

•	Ross H. Bierkan appointed President and Chief Executive Officer

•	Leslie D. Hale appointed Chief Operating Officer

“Our ability to drive positive RevPAR growth and maintain robust hotel EBITDA margins despite severe macro-economic headwinds reaffirms the benefits of our geographically diverse portfolio,” commented Ross H. Bierkan, President and Chief Executive Officer. “While the second half of this year is likely to be influenced by increased market volatility, we remain focused on executing our operational strategy, maintaining a fortress balance sheet, and identifying opportunities to unlock additional shareholder value.”

Financial and Operating Results
Performance metrics such as Occupancy, Average Daily Rate (“ADR”), Revenue Per Available Room (“RevPAR”), Hotel EBITDA, and Hotel EBITDA Margin are Pro forma. The prefix “Pro forma” as defined by the Company, denotes operating results which include results for periods prior to its ownership. Pro forma RevPAR and Pro forma Hotel EBITDA Margin are reported on a comparable basis and therefore exclude hotels sold during the period and non-comparable hotels that were not open for operation or were closed for renovation for comparable periods. Explanations of EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel EBITDA Margin, FFO, and Adjusted FFO, as well as reconciliations of those measures to net income or loss, if applicable, are included within this release.

Net income for the three months ended June 30, 2016, was $58.7 million, compared to $56.4 million for the comparable period in 2015. For the six months ended June 30, 2016, net income was $84.1 million, compared to $104.5 million for the comparable period in 2015.

Pro forma RevPAR for the three months ended June 30, 2016, increased 1.9% over the comparable period in 2015, driven by a Pro forma ADR increase of 1.6%, and a Pro forma Occupancy increase of 0.4%. Excluding Chicago and Houston, which experienced softness in the quarter, Pro forma RevPAR growth was 3.7%. The Company's non-top 10 markets achieved 6.4% RevPAR growth, which included three markets that achieved double-digit RevPAR growth, including San Antonio, Portland, and Indianapolis, which experienced RevPAR growth of 11.6%, 10.9% and 10.7%, respectively. For the six months ended June 30, 2016, Pro forma RevPAR increased 2.0% over the comparable period in 2015, driven by a Pro forma ADR increase of 1.8%, and a Pro forma Occupancy increase of 0.2%.

Pro forma Hotel EBITDA Margin for the three months ended June 30, 2016, decreased 16 basis points over the comparable period in 2015 to 39.2%. For the six months ended June 30, 2016, Pro forma Hotel EBITDA margin increased seven basis points over the comparable period in 2015 to 36.6%.

Pro forma Consolidated Hotel EBITDA includes the results of non-comparable hotels. For the three months ended June 30, 2016, Pro forma Consolidated Hotel EBITDA increased $6.2 million to $123.9 million, representing a 5.3% increase over the comparable period in 2015. For the six months ended June 30, 2016, Pro forma Consolidated Hotel EBITDA increased $12.5 million to $216.3 million, representing a 6.2% increase over the comparable period in 2015.

Adjusted FFO for the three months ended June 30, 2016, increased $4.1 million to $102.1 million, representing a 4.2% increase over the comparable period in 2015. For the six months ended June 30, 2016, Adjusted FFO increased $7.6 million to $172.9 million, representing a 4.6% increase over the comparable period in 2015.

Adjusted FFO per common share and unit-diluted for the three and six months ended June 30, 2016, was $0.82 and $1.39, respectively, based on the Company’s diluted weighted-average number of common shares and units outstanding of 124.5 million and 124.7 million for each period, respectively.

Adjusted EBITDA for the three months ended June 30, 2016, increased $6.7 million to $117.2 million, representing a 6.1% increase over the comparable period in 2015. For the six months ended June 30, 2016, Adjusted EBITDA increased $11.6 million to $203.2 million, representing a 6.1% increase over the comparable period in 2015.

Non-recurring items which were noteworthy for the three months ended June 30, 2016, included a non-cash deferred tax expense of $1.9 million and debt modification and extinguishment costs of $0.6 million.

Non-recurring items are included in net income but are excluded from Adjusted EBITDA and Adjusted FFO, as applicable. A complete listing of non-recurring items is provided in the Non-GAAP reconciliation tables in this press release for the three and six months period ended June 30, 2016 and 2015.

Net cash flow from operating activities for the six months ended June 30, 2016, totaled $164.2 million, compared to $145.9 million for the comparable period in 2015.

Balance Sheet
During the three months ended June 30, 2016, the Company successfully refinanced $800.0 million of unsecured debt.

On April 22, 2016, the Company amended and restated its $400.0 million term loan originally maturing in 2018. The transaction enhanced financial covenants, extended the final maturity to 2021, and improved the pricing by an average of 21 basis points.

The Company also amended and restated its revolving credit facility. The transaction enhanced financial covenants, extended the final maturity from 2017 to 2021, increased the borrowing capacity by an additional $100.0 million to $400.0 million, and improved the pricing by an average of 26 basis points.

As of June 30, 2016, the Company had $160.1 million of unrestricted cash on its balance sheet, $400.0 million available on its revolving credit facility, and $1.6 billion of debt outstanding. The Company’s ratio of net debt to Adjusted EBITDA, pro forma for recent acquisitions and dispositions, for the trailing twelve month period ended June 30, 2016, was 3.7 times.

Dividends
The Company’s Board of Trustees declared a cash dividend of $0.33 per common share of beneficial interest in the second quarter. The dividend was paid on July 15, 2016, to shareholders of record as of June 30, 2016.

Share Buyback
During the second quarter of 2016, the Company repurchased 0.1 million common shares for $2.0 million at an average price per share of $19.80. As of June 30, 2016, the Company's authorized share buyback program had a remaining capacity of $161.5 million.

Subsequent Events
On July 28, 2016, the Board of Trustees appointed Ross H. Bierkan as President and Chief Executive Officer. Mr. Bierkan has served as Chief Investment Officer since the Company's formation and will continue to serve in that role. In addition, Mr. Bierkan has been elected to the Company’s Board of Trustees.

The Board of Trustees also appointed Leslie D. Hale as Chief Operating Officer.  Ms. Hale will serve in the dual role of Chief Operating Officer and Chief Financial Officer of the Company.

2016 Outlook
The Company’s outlook has been updated to reflect recent macro-economic headwinds and global volatility. The outlook excludes potential future acquisitions and dispositions, which could result in a material change to the Company’s outlook. The 2016 outlook is also based on a number of other assumptions, many of which are outside the Company’s control and all of which are subject to change.

Pro forma operating statistics include results for periods prior to the Company's ownership and therefore assumes the hotels were owned since January 1, 2015. Pro forma guidance removes income from hotels that have been sold.

For the full year 2016, the Company anticipates:

	Current Outlook	Prior Outlook
Pro forma RevPAR growth (1)	1.5% to 2.5%	3.0% to 5.0%
Pro forma Hotel EBITDA Margin (1)	36.5% to 37.0%	36.5% to 37.5%
Pro forma Consolidated Hotel EBITDA	$415.0M to $425.0M	$425.0M to $450.0M
(1) Excludes non-comparable hotels.

Earnings Call
The Company will conduct its quarterly analyst and investor conference call on August 4, 2016, at 10:00 a.m. (Eastern Time). The conference call can be accessed by dialing (877) 407-3982 or (201) 493-6780 for international participants and requesting RLJ Lodging Trust’s second quarter earnings conference call. Additionally, a live webcast of the conference call will be available through the Company’s website at http://rljlodgingtrust.com. A replay of the conference call webcast will be archived and available online through the Investor Relations section of the Company’s website.

About Us
RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust focused on acquiring premium-branded, focused-service and compact full-service hotels. The Company owns 125 hotels with approximately 20,800 rooms, located in 21 states and the District of Columbia.

Forward Looking Statements
The following information contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs, and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic uncertainty, increased direct competition, changes in government regulations or accounting rules, changes in local, national, and global real estate conditions, declines in the lodging industry, seasonality of the lodging industry, risks related to natural disasters, such as earthquakes and hurricanes, hostilities, including future terrorist attacks or fear of hostilities that affect travel, the Company’s ability to obtain lines of credit or permanent financing on satisfactory terms, changes in interest rates, access to capital through offerings of the Company’s common and preferred shares of beneficial interest, or debt, the Company’s ability to identify suitable acquisitions, the Company’s ability to close on identified acquisitions and integrate those businesses, and inaccuracies of the Company’s accounting estimates. Given these uncertainties, undue reliance should not be placed on such statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the SEC.

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Additional Contacts:
Leslie D. Hale, Chief Operating Officer and Chief Financial Officer – (301) 280-7774
For additional information or to receive press releases via email, please visit our website:

 http://rljlodgingtrust.com

RLJ Lodging Trust
Non-GAAP and Accounting Commentary

Non-Generally Accepted Accounting Principles (“GAAP”) Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its performance: (1) FFO, (2) Adjusted FFO, (3) EBITDA, (4) Adjusted EBITDA, (5) Hotel EBITDA, and (6) Hotel EBITDA Margin. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss as a measure of its operating performance. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Hotel EBITDA, and Hotel EBITDA Margin as calculated by the Company, may not be comparable to other companies that do not define such terms exactly as the Company.

Funds From Operations (“FFO”)
The Company calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding gains or losses from sales of real estate, impairment, the cumulative effect of changes in accounting principles, plus depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company believes that the presentation of FFO provides useful information to investors regarding the Company’s operating performance and can facilitate comparisons of operating performance between periods and between real estate investment trusts (“REITs”), even though FFO does not represent an amount that accrues directly to common shareholders.

The Company’s calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing the Company to non-REITs. The Company presents FFO attributable to common shareholders, which includes unitholders of limited partnership interest (“OP units”) in RLJ Lodging Trust, L.P., the Company’s operating partnership, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand FFO attributable to all common shares and OP units.

Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”)
EBITDA is defined as net income or loss excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sales of assets; and (3) depreciation and amortization. The Company considers EBITDA useful to an investor in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions. The Company presents EBITDA attributable to common shareholders, which includes OP units, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand EBITDA attributable to all common shares and OP units.

Hotel EBITDA and Hotel EBITDA Margin
With respect to Consolidated Hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses and non-cash items provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company’s hotels and the effectiveness of third-party management companies.

Pro forma Consolidated Hotel EBITDA includes results for periods prior to ownership, includes non-comparable hotels that were under renovation or not open for the entirety of the comparable periods, and excludes sold hotels. Prior ownership information has not been audited and reflects unadjusted property-level results provided by the seller of the hotel. Pro forma Hotel EBITDA and Pro forma Hotel EBITDA Margin exclude the results of non-comparable hotels.

Non-comparable hotels for the three and six months ended June 30, 2016, are noted below:

•	Courtyard San Francisco Union Square, which opened in September 2015.

•	SpringHill Suites Houston Downtown/Convention Center, which opened in August 2015.

•	Hyatt Place DC/Downtown/K Street, which opened in April 2015.

•	Courtyard Waikiki Beach, which underwent a renovation in 2015 that closed a portion of the hotel for the comparable periods.

Adjustments to FFO and EBITDA
The Company adjusts FFO and EBITDA for certain additional items, such as transaction and pursuit costs, non-cash income tax expense or benefit, the amortization of share-based compensation, and certain other expenses that the Company considers outside the normal course of business or extraordinary. The Company believes that Adjusted FFO and Adjusted EBITDA provide useful supplemental information to investors regarding its ongoing operating performance that, when considered with net income, FFO, and EBITDA, is beneficial to an investor’s understanding of its operating performance. The Company adjusts FFO and EBITDA for the following items, as applicable:

•	Transaction and Pursuit Costs: The Company excludes transaction and pursuit costs expensed during the period because it believes they do not reflect the underlying performance of the Company.

•
Non-Cash Expenses: The Company excludes the effect of certain non-cash items because it believes they do not reflect the underlying performance of the Company. The Company has excluded the amortization of share based compensation, accelerated amortization of deferred financing costs, non-cash gain or loss on the disposal of assets, and certain non-cash income taxes.

•
Other Non-Operational Expenses: The Company excludes the effect of certain non-operational expenses because it believes they do not reflect the underlying performance of the Company. The Company has excluded property-related severance costs, debt modification costs, and debt extinguishment costs.

RLJ Lodging Trust
Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)

	June 30, 2016	December 31, 2015
	(unaudited)
Assets
Investment in hotel properties, net	$3,623,168	$3,674,999
Cash and cash equivalents	160,054	134,192
Restricted cash reserves	61,270	55,455
Hotel and other receivables, net of allowance of $146 and $117, respectively	34,286	25,755
Deferred income tax asset	46,950	49,978
Prepaid expense and other assets	34,602	32,563
Total assets	$3,960,330	$3,972,942
Liabilities and Equity
Mortgage loans, net	$414,800	$406,049
Term Loans and Revolver, net	1,168,439	1,169,437
Accounts payable and other liabilities	147,180	129,192
Deferred income tax liability	9,801	9,801
Advance deposits and deferred revenue	11,881	11,647
Accrued interest	3,185	4,883
Distributions payable	41,293	41,409
Total liabilities	1,796,579	1,772,418
Equity
Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value, 50,000,000 shares authorized; zero shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	—	—
Common shares of beneficial interest, $0.01 par value, 450,000,000 shares authorized; 124,328,646 and 124,635,675 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	1,243	1,246
Additional paid-in-capital	2,187,743	2,195,732
Accumulated other comprehensive loss	(42,216)	(16,602)
Retained earnings	3,877	2,439
Total shareholders’ equity	2,150,647	2,182,815
Noncontrolling interest:
Noncontrolling interest in consolidated joint venture	5,893	6,177
Noncontrolling interest in the Operating Partnership	7,211	11,532
Total noncontrolling interest	13,104	17,709
Total equity	2,163,751	2,200,524
Total liabilities and equity	$3,960,330	$3,972,942

RLJ Lodging Trust
Consolidated Statements of Operations
(Amounts in thousands, except share and per share data)
(unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2016	2015	2016	2015
Revenue
Operating revenue
Room revenue	$277,039	$262,240	$516,552	$494,799
Food and beverage revenue	30,047	29,587	56,601	58,580
Other operating department revenue	10,026	9,425	19,130	18,278
Total revenue	$317,112	$301,252	$592,283	$571,657
Expense
Operating expense
Room expense	$59,085	$55,207	$114,113	$109,293
Food and beverage expense	20,525	20,492	40,342	41,256
Management and franchise fee expense	32,762	31,677	61,263	59,719
Other operating expense	61,950	59,228	121,971	119,809
Total property operating expense	174,322	166,604	337,689	330,077
Depreciation and amortization	40,849	37,778	81,579	74,981
Property tax, insurance and other	19,302	18,281	39,457	38,324
General and administrative	6,658	10,393	16,307	20,792
Transaction and pursuit costs	80	853	159	988
Total operating expense	241,211	233,909	475,191	465,162
Operating income	75,901	67,343	117,092	106,495
Other (expense) income	(326)	456	(24)	546
Interest income	414	363	810	808
Interest expense	(14,789)	(12,335)	(29,681)	(25,843)
Income from continuing operations before income tax expense	61,200	55,827	88,197	82,006
Income tax expense	(2,482)	(89)	(3,958)	(464)
Income from continuing operations	58,718	55,738	84,239	81,542
Gain (loss) on sale of hotel properties	22	672	(150)	22,970
Net income	58,740	56,410	84,089	104,512
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in consolidated joint venture	(37)	(46)	25	23
Noncontrolling interest in the Operating Partnership	(256)	(373)	(370)	(694)
Net income attributable to common shareholders	$58,447	$55,991	$83,744	$103,841
Basic per common share data:
Net income per share attributable to common shareholders	$0.47	$0.43	$0.67	$0.79
Weighted-average number of common shares	123,544,034	130,670,629	123,641,928	130,969,957
Diluted per common share data:
Net income per share attributable to common shareholders	$0.47	$0.42	$0.67	$0.78
Weighted-average number of common shares	123,942,846	131,618,693	124,051,956	131,947,932

Note:
The Statement of Comprehensive Income and corresponding notes can be found in the Company’s Quarterly Report on Form 10-Q.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands, except per share data)
(unaudited)

Funds From Operations (FFO) Attributable to Common Shareholders and Unitholders

	For the three months ended June 30,		For the six months ended June 30,
	2016	2015	2016	2015
Net income	$58,740	$56,410	$84,089	$104,512
Depreciation and amortization	40,849	37,778	81,579	74,981
(Gain) loss on sale of hotel properties	(22)	(672)	150	(22,970)
Noncontrolling interest in consolidated joint venture	(37)	(46)	25	23
Adjustments related to consolidated joint venture (1)	(39)	(43)	(78)	(85)
FFO	99,491	93,427	165,765	156,461
Transaction and pursuit costs	80	853	159	988
Amortization of share-based compensation (2)	(578)	3,768	2,014	7,791
Non-cash income tax expense	1,897	—	3,028	—
Loan related costs (3)	906	7	1,247	97
Other expenses (4)	330	—	686	—
Adjusted FFO	$102,126	$98,055	$172,899	$165,337

Adjusted FFO per common share and unit-basic	$0.82	$0.75	$1.39	$1.25
Adjusted FFO per common share and unit-diluted	$0.82	$0.74	$1.39	$1.24

Basic weighted-average common shares and units outstanding (5)	124,103	131,565	124,296	131,864
Diluted weighted-average common shares and units outstanding (5)	124,502	132,513	124,706	132,842

Note:
(1) Includes depreciation and amortization expense allocated to the noncontrolling interest in the joint venture.
(2) For the three and six months ended June 30, 2016, includes the forfeiture of unvested restricted shares upon the resignation of the Company's President and Chief Executive Officer in May 2016.
(3)  Represents debt modification costs, debt extinguishment costs, and accelerated amortization of deferred financing costs.
(4) Represents property-level severance costs.
(5)  Includes 0.6 million and 0.9 million weighted average operating partnership units for the three months ended June 30, 2016 and 2015, respectively, and 0.7 million and 0.9 million weighted average operating partnership units for the six months ended June 30, 2016 and 2015, respectively.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) Attributable to Common Shareholders and Unitholders

	For the three months ended June 30,		For the six months ended June 30,
	2016	2015	2016	2015
Net income	$58,740	$56,410	$84,089	$104,512
Depreciation and amortization	40,849	37,778	81,579	74,981
Interest expense, net (1)	14,782	12,327	29,668	25,824
Income tax expense	2,482	89	3,958	464
Noncontrolling interest in consolidated joint venture	(37)	(46)	25	23
Adjustments related to consolidated joint venture (2)	(39)	(43)	(78)	(85)
EBITDA	116,777	106,515	199,241	205,719
Transaction and pursuit costs	80	853	159	988
(Gain) loss on sale of hotel properties	(22)	(672)	150	(22,970)
Amortization of share-based compensation (3)	(578)	3,768	2,014	7,791
Loan related costs (4)	582	—	924	—
Other expenses (5)	330	—	686	—
Adjusted EBITDA	117,169	110,464	203,174	191,528
General and administrative (6)	7,069	6,625	13,784	13,001
Operating results from noncontrolling interest in joint venture	76	89	53	62
Other corporate adjustments	(359)	(562)	(623)	(722)
Consolidated Hotel EBITDA	123,955	116,616	216,388	203,869
Pro forma adjustments - Income from sold properties	(89)	(1,235)	(104)	(3,737)
Pro forma adjustments - Income from prior ownership (7)	—	2,247	—	3,605
Pro forma Consolidated Hotel EBITDA	123,866	117,628	216,284	203,737
Non-comparable hotels (8)	(5,328)	(837)	(10,093)	(2,110)
Pro forma Hotel EBITDA	$118,538	$116,791	$206,191	$201,627

Note:
(1) Excludes amounts attributable to investment in loans of $0.4 million and $0.8 million for the three and six months ended June 30, 2016, respectively, and $0.4 million and $0.8 million for the three and six months ended June 30, 2015, respectively.
(2) Includes depreciation and amortization expense allocated to the noncontrolling interest in the joint venture.
(3) For the three and six months ended June 30, 2016, includes the forfeiture of unvested restricted shares upon the resignation of the Company's President and Chief Executive Officer in May 2016.
(4) Represents debt modification costs and debt extinguishment costs.
(5) Represents property-level severance costs.
(6) General and administrative expenses exclude amortization of share based compensation and other non-recurring expenses reflected in Adjusted EBITDA.
(7) Information has not been audited. Reflects unadjusted property-level results provided by the seller of the hotel.
(8) Reflects the results of four non-comparable hotels that were under renovation or not open for the entirety of the comparable periods: Courtyard Waikiki Beach, Courtyard San Francisco Union Square, SpringHill Suites Houston Downtown/Convention Center, and Hyatt Place DC/Downtown/K Street.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Pro forma Hotel EBITDA Margin

	For the three months ended June 30,		For the six months ended June 30,
	2016	2015	2016	2015
Total revenue	$317,112	$301,252	$592,283	$571,657
Pro forma adjustments - Revenue from sold properties	—	(3,670)	(170)	(15,920)
Pro forma adjustments - Revenue from prior ownership (1)	—	6,173	—	9,435
Pro forma adjustments - Other corporate adjustments	(15)	(12)	(30)	(27)
Non-comparable hotels (2)	(14,920)	(7,255)	(28,934)	(13,405)
Pro forma Hotel Revenue	$302,177	$296,488	$563,149	$551,740

Pro forma Hotel EBITDA	$118,538	$116,791	$206,191	$201,627

Pro forma Hotel EBITDA Margin	39.2%	39.4%	36.6%	36.5%

Note:
(1) Information has not been audited. Reflects unadjusted property-level results provided by the seller of the hotel.
(2) Reflects the results of four non-comparable hotels that were under renovation or not open for the entirety of the comparable periods: Courtyard Waikiki Beach, Courtyard San Francisco Union Square, SpringHill Suites Houston Downtown/Convention Center, and Hyatt Place DC/Downtown/K Street.

RLJ Lodging Trust
Consolidated Debt Summary
(Amounts in thousands)
(unaudited)

Loan	Base Term (Years)	Maturity (incl. extensions)	Floating / Fixed	Interest Rate (1)	Balance as of June 30, 2016 (2)
Secured Debt
Wells Fargo - 4 hotels	3	Oct 2021	Floating (3)	4.00%	$150,000
Wells Fargo - 4 hotels	2	Mar 2022	Floating (3)	4.04%	147,750
Wells Fargo - 1 hotel (5)	10	Jun 2022	Fixed	5.25%	32,927
PNC Bank - 5 hotels	5	Mar 2023	Floating	2.57%	85,000
Weighted Average / Secured Total				3.82%	$415,677

Unsecured Debt*
Revolver (6)	4	Apr 2021	Floating	1.97%	$—
$400 Million Term Loan Maturing 2019	5	Mar 2019	Floating (3)	2.72%	400,000
$225 Million Term Loan Maturing 2019	7	Nov 2019	Floating (3)	4.04%	225,000
$400 Million Term Loan Maturing 2021	5	Apr 2021	Floating (3)(4)	2.91%	400,000
$150 Million Term Loan Maturing 2022	7	Jan 2022	Floating (3)	3.43%	150,000
Weighted Average / Unsecured Total				3.12%	$1,175,000

Weighted Average / Total Debt				3.31%	$1,590,677

Note:
*Term loan names have been redefined since the last reporting period to now include the principal amount and maturity year. For previously reported names, please refer to the Company's Quarterly Report on Form 10-Q.
(1) Interest rates as of June 30, 2016.
(2) Excludes deferred financing costs.
(3) The floating interest rate is hedged with an interest rate swap.
(4) Reflects interest rate swap on $350.0 million.
(5) Excludes the $1.1 million impact of a fair value adjustment.
(6) There is $400.0 million of borrowing capacity on the Revolver, which is charged an unused commitment fee of 0.30% annually.

RLJ Lodging Trust
Acquisitions
 (unaudited)

Acquisitions	Location	Acquisition Date	Management Company	Rooms	Gross Purchase Price ($ in millions)	% Interest
2016 Acquisitions
No assets acquired to date	—	—	—	—	—	—

2015 Acquisitions
Hyatt Place DC/Downtown/K Street	Washington, DC	Jul 15, 2015	Aimbridge Hospitality	164	$68.0	100%
Homewood Suites Seattle/Lynnwood	Lynnwood, WA	Jul 20, 2015	InnVentures	170	37.9	100%
Residence Inn Palo Alto Los Altos	Los Altos, CA	Sep 25, 2015	InnVentures	156	70.0	100%
2015 Total				490	$175.9	100%
Total Acquisitions				490	$175.9	100%

RLJ Lodging Trust
Pro forma Consolidated Hotel EBITDA — Top 60 Assets

Property	City/State	# of Rooms	Pro forma Consolidated Hotel EBITDA
Marriott Louisville Downtown	Louisville, KY	616	$16,820
DoubleTree NYC Metropolitan	New York, NY	764	14,118
Courtyard Austin Dtwn Conv Ctr	Austin, TX	270	9,278
Hilton New York Fashion District	New York, NY	280	9,054
Hilton Garden Inn New York W 35th St	New York, NY	298	8,561
Courtyard Portland City Center	Portland, OR	256	8,118
Embassy Suites Tampa Dtwn Conv Ctr	Tampa, FL	360	7,733
Doubletree Grand Key Resort	Key West, FL	216	6,845
Courtyard Chicago Downtown Mag Mile	Chicago, IL	306	6,787
Hyatt House Emeryville SF Bay Area	Emeryville, CA	234	6,614
Hilton Garden Inn SF Oakland Bay Bridge	Emeryville, CA	278	6,451
Hilton Cabana Miami Beach	Miami Beach, FL	231	6,419
Embassy Suites Boston Waltham	Waltham, MA	275	6,264
Fairfield Inn & Suites DC Downtown	Washington, DC	198	6,156
Renaissance Pittsburgh Hotel	Pittsburgh, PA	300	6,122
Residence Inn Palo Alto Los Altos	Los Altos, CA	156	6,090
Marriott Denver South @ Park Meadows	Lone Tree, CO	279	5,881
Hyatt House San Jose Silicon Valley	San Jose, CA	164	5,817
Hyatt House Santa Clara	Santa Clara, CA	150	5,805
Courtyard Charleston Historic District	Charleston, SC	176	5,475
Residence Inn Austin Dtwn Conv Ctr	Austin, TX	179	5,275
Renaissance Ft Lauderdale Plantation	Plantation, FL	250	5,263
Marriott Denver Airport @ Gateway Park	Aurora, CO	238	5,254
Hilton Garden Inn Los Angeles Hollywood	Los Angeles, CA	160	5,207
Embassy Suites Los Angeles Downey	Downey, CA	220	5,059
Hilton Garden Inn New Orleans Conv Ctr	New Orleans, LA	286	5,030
Residence Inn Bethesda Downtown	Bethesda, MD	188	4,639
Homewood Suites Washington DC Downtown	Washington, DC	175	4,540
Courtyard Waikiki Beach	Honolulu, HI	403	4,402
Hyatt Atlanta Midtown	Atlanta, GA	194	4,247
Hyatt Place Fremont Silicon Valley	Fremont, CA	151	4,179
Marriott Austin South	Austin, TX	211	4,157
Courtyard San Francisco	San Francisco, CA	166	4,148
Fairfield Inn & Suites Key West	Key West, FL	106	4,084
Courtyard New York Manhattan Upper East	New York, NY	226	3,942
Hyatt House San Diego Sorrento Mesa	San Diego, CA	193	3,905
Renaissance Boulder Flatiron Hotel	Broomfield, CO	232	3,785
Hyatt House Charlotte Center City	Charlotte, NC	163	3,629
Hyatt House San Ramon	San Ramon, CA	142	3,353
Residence Inn Louisville Downtown	Louisville, KY	140	3,339
Hampton Inn Garden City	Garden City, NY	143	3,270
Embassy Suites West Palm Beach Central	West Palm Beach, FL	194	3,242
Courtyard Houston By The Galleria	Houston, TX	190	3,237
Residence Inn Chicago Oak Brook	Oak Brook, IL	156	3,235
Residence Inn National Harbor DC	Oxon Hill, MD	162	3,232
Residence Inn Indy Dtwn On The Canal	Indianapolis, IN	134	3,225
Embassy Suites Irvine Orange Cnty Arprt	Irvine, CA	293	3,177
Courtyard Houston Dtwn Conv Ctr	Houston, TX	191	3,132
SpringHill Suites Portland Hillsboro	Hillsboro, OR	106	3,074
Courtyard Atlanta Buckhead	Atlanta, GA	181	3,041
Hyatt Place Madison Downtown	Madison, WI	151	2,976
Homewood Suites Seattle Lynnwood	Lynnwood, WA	170	2,969
Hyatt House Dallas Lincoln Park	Dallas, TX	155	2,937
Hilton Garden Inn Pittsburgh Univ Pl	Pittsburgh, PA	202	2,797
Residence Inn Houston Dtwn Conv Ctr	Houston, TX	171	2,778
Hyatt Market Street The Woodlands	The Woodlands, TX	70	2,717
Courtyard Austin Airport	Austin, TX	150	2,708
Hyatt Place Washington DC Dtwn K St	Washington, DC	164	2,694
Residence Inn Houston By The Galleria	Houston, TX	146	2,670
Hampton Inn Houston Near The Galleria	Houston, TX	176	2,653
Top 60 Assets		13,135	301,609
Other (1)		7,700	115,588
Total Portfolio		20,835	$417,197
Note: For the trailing twelve months ended June 30, 2016. Information above is unaudited and includes unadjusted property-level results provided by the seller of the hotel prior to the Company's ownership. Results reflect 100% of DoubleTree NYC Metropolitan financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture. Amounts in thousands, except rooms. (1) Reflects 65 hotels.

RLJ Lodging Trust
Pro forma Operating Statistics

For the three months ended June 30, 2016

Top Markets		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q2
NYC	5	97.0%	96.8%	0.2%	$244.52	$253.39	(3.5)%	$237.19	$245.29	(3.3)%	10%
Austin	13	83.8%	85.5%	(1.9)%	169.39	159.77	6.0%	141.98	136.55	4.0%	9%
Northern California	7	90.4%	88.5%	2.2%	210.98	197.81	6.7%	190.80	175.02	9.0%	9%
Chicago	14	75.0%	77.3%	(3.0)%	159.36	166.27	(4.2)%	119.49	128.51	(7.0)%	8%
Denver	13	82.0%	81.9%	0.2%	142.43	137.45	3.6%	116.84	112.51	3.9%	8%
Louisville	5	80.2%	78.7%	1.9%	191.91	181.52	5.7%	153.91	142.80	7.8%	8%
DC	7	85.6%	84.5%	1.3%	198.88	195.81	1.6%	170.28	165.47	2.9%	7%
South Florida	10	84.4%	85.1%	(0.9)%	152.24	153.48	(0.8)%	128.47	130.66	(1.7)%	7%
Southern California	6	86.7%	85.3%	1.7%	160.19	151.85	5.5%	138.92	129.53	7.2%	5%
Houston	9	70.4%	72.8%	(3.3)%	157.64	170.40	(7.5)%	111.04	124.08	(10.5)%	5%
Other	32	81.8%	79.9%	2.4%	161.57	155.54	3.9%	132.23	124.28	6.4%	24%
Total	121	83.1%	82.8%	0.4%	$174.78	$172.09	1.6%	$145.18	$142.43	1.9%	100%

Service Level		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q2
Focused-Service	100	82.6%	82.5%	0.1%	$167.24	$163.80	2.1%	$138.16	$135.12	2.2%	70%
Compact Full-Service	20	85.0%	84.5%	0.6%	189.83	189.95	(0.1)%	161.26	160.46	0.5%	25%
Full-Service	1	78.0%	74.9%	4.1%	222.99	215.79	3.3%	173.83	161.56	7.6%	5%
Total	121	83.1%	82.8%	0.4%	$174.78	$172.09	1.6%	$145.18	$142.43	1.9%	100%

Chain Scale		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q2
Upper Upscale	18	82.0%	81.0%	1.2%	$183.91	$181.60	1.3%	$150.81	$147.09	2.5%	24%
Upscale	87	84.1%	83.9%	0.3%	173.97	171.13	1.7%	146.35	143.54	2.0%	67%
Upper Midscale	15	79.5%	80.3%	(1.0)%	160.78	158.32	1.6%	127.83	127.19	0.5%	9%
Midscale	1	61.8%	64.6%	(4.4)%	114.38	121.74	(6.0)%	70.71	78.70	(10.1)%	—%
Total	121	83.1%	82.8%	0.4%	$174.78	$172.09	1.6%	$145.18	$142.43	1.9%	100%

Flags		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q2
Courtyard	22	81.8%	82.0%	(0.2)%	$173.61	$173.89	(0.2)%	$142.08	$142.63	(0.4)%	19%
Residence Inn	29	84.0%	83.5%	0.6%	158.65	156.22	1.6%	133.29	130.49	2.1%	16%
Marriott	5	79.2%	76.7%	3.3%	185.70	182.04	2.0%	147.06	139.62	5.3%	10%
Hyatt House	11	86.7%	84.2%	2.9%	173.38	163.70	5.9%	150.32	137.90	9.0%	9%
Hilton Garden Inn	9	83.5%	82.9%	0.8%	184.61	181.39	1.8%	154.20	150.31	2.6%	9%
SpringHill Suites	6	84.1%	83.4%	0.8%	167.30	161.60	3.5%	140.62	134.74	4.4%	6%
DoubleTree	3	93.1%	93.3%	(0.3)%	226.10	230.64	(2.0)%	210.50	215.30	(2.2)%	6%
Hampton Inn	7	80.7%	82.8%	(2.6)%	175.40	170.20	3.1%	141.59	141.00	0.4%	4%
Embassy Suites	7	80.4%	79.4%	1.3%	146.49	145.51	0.7%	117.77	115.48	2.0%	4%
Renaissance	3	78.5%	80.5%	(2.5)%	169.75	161.65	5.0%	133.19	130.16	2.3%	4%
Fairfield Inn & Suites	8	80.0%	82.4%	(2.9)%	131.35	123.59	6.3%	105.08	101.78	3.2%	4%
Hilton	2	92.6%	88.4%	4.8%	234.23	250.78	(6.6)%	216.92	221.68	(2.1)%	3%
Homewood Suites	2	81.2%	83.3%	(2.4)%	206.06	197.53	4.3%	167.42	164.49	1.8%	2%
Hyatt Place	2	88.8%	89.5%	(0.8)%	168.71	159.73	5.6%	149.79	142.94	4.8%	2%
Hyatt	2	76.9%	79.8%	(3.7)%	201.21	208.41	(3.5)%	154.64	166.40	(7.1)%	1%
Other	3	65.4%	67.9%	(3.7)%	157.63	162.14	(2.8)%	103.03	110.09	(6.4)%	1%
Total	121	83.1%	82.8%	0.4%	$174.78	$172.09	1.6%	$145.18	$142.43	1.9%	100%

Note: Information above is unaudited and includes unadjusted property-level results provided by the seller of the hotel prior to the Company's ownership. Results reflect 100% of DoubleTree NYC Metropolitan financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture. All results exclude four non-comparable properties.

RLJ Lodging Trust
Pro forma Operating Statistics

For the six months ended June 30, 2016

Top Markets		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q2YTD
South Florida	10	86.7%	88.4%	(1.9)%	$186.15	$184.80	0.7%	$161.38	$163.37	(1.2)%	11%
Austin	13	81.6%	81.7%	—%	173.47	167.91	3.3%	141.60	137.11	3.3%	10%
Northern California	7	88.0%	82.2%	7.1%	211.87	192.74	9.9%	186.44	158.33	17.8%	10%
Denver	13	75.3%	73.8%	2.0%	135.85	134.03	1.4%	102.31	98.92	3.4%	7%
Louisville	5	76.9%	74.5%	3.3%	173.25	168.54	2.8%	133.22	125.51	6.1%	7%
DC	7	75.4%	77.7%	(3.0)%	188.30	182.29	3.3%	141.91	141.69	0.2%	7%
NYC	5	94.6%	94.2%	0.4%	207.47	213.25	(2.7)%	196.35	200.94	(2.3)%	6%
Chicago	14	64.8%	69.9%	(7.4)%	146.70	149.72	(2.0)%	94.99	104.66	(9.2)%	6%
Houston	9	71.3%	73.5%	(3.0)%	158.79	169.20	(6.2)%	113.29	124.43	(9.0)%	6%
Southern California	6	84.0%	81.4%	3.3%	159.50	150.60	5.9%	134.05	122.54	9.4%	5%
Other	32	78.0%	77.1%	1.2%	157.85	153.46	2.9%	123.13	118.30	4.1%	25%
Total	121	79.2%	79.1%	0.2%	$170.41	$167.43	1.8%	$134.99	$132.38	2.0%	100%

Service Level		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q2YTD
Focused-Service	100	78.4%	78.2%	0.3%	$163.10	$159.37	2.3%	$127.86	$124.55	2.7%	70%
Compact Full-Service	20	82.0%	82.4%	(0.6)%	186.96	185.75	0.6%	153.22	153.10	0.1%	25%
Full-Service	1	75.6%	72.4%	4.4%	196.27	194.99	0.7%	148.32	141.17	5.1%	5%
Total	121	79.2%	79.1%	0.2%	$170.41	$167.43	1.8%	$134.99	$132.38	2.0%	100%

Chain Scale		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q2YTD
Upper Upscale	18	79.0%	79.0%	—%	$183.32	$180.96	1.3%	$144.78	$142.98	1.3%	25%
Upscale	87	80.1%	79.5%	0.7%	167.97	164.85	1.9%	134.53	131.08	2.6%	66%
Upper Midscale	15	75.3%	77.1%	(2.4)%	158.47	155.63	1.8%	119.28	120.06	(0.7)%	9%
Midscale	1	53.0%	61.7%	(14.2)%	107.10	103.80	3.2%	56.73	64.08	(11.5)%	—%
Total	121	79.2%	79.1%	0.2%	$170.41	$167.43	1.8%	$134.99	$132.38	2.0%	100%

Flags		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2016	2015	Var	2016	2015	Var	2016	2015	Var	Q2YTD
Courtyard	22	76.7%	77.7%	(1.3)%	$165.45	$166.27	(0.5)%	$126.87	$129.22	(1.8)%	17%
Residence Inn	29	79.3%	79.1%	0.3%	157.84	154.64	2.1%	125.21	122.33	2.4%	17%
Hyatt House	11	85.9%	78.7%	9.2%	172.79	162.13	6.6%	148.45	127.61	16.3%	11%
Marriott	5	75.1%	73.2%	2.6%	173.94	173.18	0.4%	130.62	126.77	3.0%	9%
Hilton Garden Inn	9	79.6%	80.5%	(1.1)%	177.08	172.33	2.8%	141.02	138.71	1.7%	8%
SpringHill Suites	6	82.4%	82.6%	(0.2)%	178.16	169.66	5.0%	146.89	140.10	4.8%	8%
Hampton Inn	7	77.2%	79.2%	(2.5)%	171.40	166.69	2.8%	132.30	132.01	0.2%	4%
DoubleTree	3	90.6%	90.8%	(0.2)%	204.04	206.67	(1.3)%	184.81	187.66	(1.5)%	4%
Embassy Suites	7	76.2%	76.9%	(0.9)%	145.97	144.82	0.8%	111.24	111.38	(0.1)%	4%
Fairfield Inn & Suites	8	75.7%	75.9%	(0.3)%	128.19	123.03	4.2%	97.02	93.37	3.9%	4%
Hilton	2	92.5%	90.9%	1.7%	226.29	239.77	(5.6)%	209.29	218.01	(4.0)%	4%
Renaissance	3	72.2%	76.4%	(5.5)%	170.14	164.59	3.4%	122.88	125.80	(2.3)%	3%
Homewood Suites	2	71.5%	73.9%	(3.3)%	193.42	185.40	4.3%	138.30	137.07	0.9%	2%
Hyatt Place	2	86.4%	85.0%	1.6%	162.17	153.65	5.5%	140.10	130.66	7.2%	2%
Hyatt	2	75.9%	77.5%	(2.1)%	205.11	206.19	(0.5)%	155.62	159.75	(2.6)%	2%
Other	3	58.6%	64.0%	(8.5)%	157.20	155.24	1.3%	92.08	99.36	(7.3)%	1%
Total	121	79.2%	79.1%	0.2%	$170.41	$167.43	1.8%	$134.99	$132.38	2.0%	100%

Note: Information above is unaudited and includes unadjusted property-level results provided by the seller of the hotel prior to the Company's ownership. Results reflect 100% of DoubleTree NYC Metropolitan financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture. All results exclude four non-comparable properties.